                                                                 EXHIBIT (a)(25)

                                 THE GALAXY FUND
                        (A Massachusetts Business Trust)

                     CERTIFICATE OF CLASSIFICATION OF SHARES


           I, W. Bruce McConnel, do hereby certify as follows:

                  (1) That I am the duly elected Secretary of The Galaxy Fund ("Galaxy");

                  (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of the Trust (i) at the regular meeting of the Board held on March 1, 2001;

                  (3) That the following resolutions were duly adopted at the meeting by the Board of Trustees of the Trust:

                  RESOLVED, that pursuant to Section 5.1 of Galaxy's Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class RR shares, consisting of three separate series of shares of beneficial interest designated as Class RR-Series 1 shares, Class RR-Series 2 shares and Class RR-Series 3 shares, each series representing interests in the Pennsylvania Municipal Bond Fund;

                  FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class RR-Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class RR-Series 2 shares and Class RR-Series 3 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class RR shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class RR shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class RR-Series 1 share, Class RR-Series 2 share and Class RR-Series 3 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each Class RR-Series 1 share, Class RR-Series 2 share and Class RR-Series 3 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class RR shares (irrespective of series designation); and

                  FURTHER RESOLVED, that each Class RR-Series 1 share, each Class RR-Series 2 share and each Class RR-Series 3 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class RR share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class RR shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class RR shares by the

           Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                  (a) only Class RR-Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class RR-Series 1, as well as any other expenses and liabilities directly attributable to Class RR-Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                  (b) only Class RR-Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class RR-Series 2, as well as any other expenses and liabilities directly attributable to Class RR-Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                  (c) only Class RR-Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class RR-Series 3, as well as any other expenses and liabilities directly attributable to Class RR-Series 3 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                  (d) Class RR-Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class RR shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class RR other than Class RR-Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                  (e) Class RR-Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class RR shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class RR other than Class
                  RR-Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                  (f) Class RR-Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class RR shares other than shares of its Series 3, as well as any other expenses and liabilities directly attributable to shares of Class RR other than Class RR-Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                  (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class RR-Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class RR-Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class RR-Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class RR-Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class RR-Series 1 shares;

                  (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class RR-Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class RR-Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class RR-Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class RR-Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class RR-Series 2 shares;

                  (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class RR-Series 3 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class RR-Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class RR-Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class RR-Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class RR-Series 3 shares;

                  (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class RR-Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class RR-Series 1 shares, such shares shall be entitled to vote, and in such case, Class RR-Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                  (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class RR-Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class RR-Series 2 shares, such shares shall be entitled to vote, and in such case, Class RR-Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                  (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class RR-Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class RR-Series 3 shares, such shares shall be entitled to vote and, in such case, Class RR-Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                  (m) With respect to Class RR-Series 3 shares, the first sentence of Section 5.1B(9) of Galaxy's Declaration of Trust shall not apply, and the following shall apply instead:

                         To the extent of the assets of the Trust legally available for such redemptions, a Shareholder of the Trust shall have the right to require the Trust to redeem his full and fractional Shares of any class out of assets belonging to the classes with the same alphabetical designation as such class at a redemption price equal to the net asset value per Share for such Shares being redeemed next determined after receipt of a request to redeem in proper form as determined by the Trustees, less such deferred sales charge, redemption fee or other charge, if any, as may be fixed by the Trustees, subject to the right of the Trustees to suspend the right of redemption of Shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law.

                  (n) Class RR-Series 3 shares shall be convertible into Class RR-Series 2 shares on the basis of the relative net asset value of the shares converted, and otherwise after such time or times, and upon such conditions and pursuant to such procedures, as shall be determined by the Trustees from time to time in connection with the issuance and sale of such shares.

                                      * * *

                  RESOLVED, that pursuant to Section 5.1 of Galaxy's Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class SS shares, consisting of three separate series of shares of beneficial interest designated as Class SS-Series 1 shares, Class SS-Series 2 shares and Class SS-Series 3 shares, each series representing interests in the Large Cap Value Fund;

                  FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class SS-Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class SS-Series 2 shares and Class SS-Series 3 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class SS shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class SS shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class SS-Series 1 share, Class SS-Series 2 share and Class SS-Series 3 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each Class SS-Series 1 share, Class SS-Series 2 share and Class SS-Series 3 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class SS shares (irrespective of series designation); and

                  FURTHER RESOLVED, that each Class SS-Series 1 share, each Class SS-Series 2 share and each Class SS-Series 3 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class SS share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class SS shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class SS shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                  (a) only Class SS-Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class SS-Series 1, as well as any other expenses and liabilities directly attributable to Class SS-Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                  (b) only Class SS-Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class SS-Series 2, as well as any other expenses and liabilities directly attributable to Class SS-Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                  (c) only Class SS-Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class SS-Series 3, as well as any other expenses and liabilities directly attributable to Class SS-Series 3 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                  (d) Class SS-Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class SS shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class SS other than Class SS-Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                  (e) Class SS-Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class SS shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class SS other than Class SS-Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                  (f) Class SS-Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class SS shares other than shares of its Series 3, as well as any other expenses and liabilities directly attributable to shares of Class SS other than Class SS-Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                  (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class SS-Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class SS-Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class SS-Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class SS-Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class SS-Series 1 shares;

                  (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class SS-Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class SS-Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class SS-Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class SS-Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class SS-Series 2 shares;

                  (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class SS-Series 3 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class SS-Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class SS-Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class SS-Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class SS-Series 3 shares;

                  (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class SS-Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of

                  Trustees of Galaxy, and except that if said matter affects Class SS-Series 1 shares, such shares shall be entitled to vote, and in such case, Class SS-Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                  (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class SS-Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class SS-Series 2 shares, such shares shall be entitled to vote, and in such case, Class SS-Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                  (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class SS-Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class SS-Series 3 shares, such shares shall be entitled to vote and, in such case, Class SS-Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                  (m) With respect to Class SS-Series 3 shares, the first sentence of Section 5.1B(9) of Galaxy's Declaration of Trust shall not apply, and the following shall apply instead:

                         To the extent of the assets of the Trust legally available for such redemptions, a Shareholder of the Trust shall have the right to require the Trust to redeem his full and fractional Shares of any class out of assets belonging to the classes with the same alphabetical designation as such class at a redemption price equal to the net asset value per Share for such Shares being redeemed next determined after receipt of a request to redeem in proper form as determined by the Trustees, less such deferred sales charge, redemption fee or other charge, if any, as may be fixed by the Trustees, subject to the right of the Trustees to suspend the right of redemption of Shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law.

                  (n) Class SS-Series 3 shares shall be convertible into Class SS-Series 2 shares on the basis of the relative net asset value of the shares converted, and otherwise after such time or times, and upon such conditions and pursuant to such procedures, as shall be determined by the Trustees from time to time in connection with the issuance and sale of such shares.

                                      * * *

                  RESOLVED, that pursuant to Section 5.1 of Galaxy's Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class TT shares, consisting of three separate series of shares of beneficial interest designated as Class TT-Series 1 shares, Class TT-Series 2 shares and Class TT-Series 3 shares, each series representing interests in the Large Cap Growth Fund;

                  FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class TT-Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class TT-Series 2 shares and Class TT-Series 3 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class TT shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class TT shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class TT-Series 1 share, Class TT-Series 2 share and Class TT-Series 3 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each Class TT-Series 1 share, Class TT-Series 2 share and Class TT-Series 3 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class TT shares (irrespective of series designation); and

                  FURTHER RESOLVED, that each Class TT-Series 1 share, each Class TT-Series 2 share and each Class TT-Series 3 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class TT share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class TT shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class TT shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                  (a) only Class TT-Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class TT-Series 1, as well as any other expenses and liabilities directly attributable to Class TT-Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                  (b) only Class TT-Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class TT-Series 2, as well as any other expenses and liabilities directly attributable to Class TT-Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                  (c) only Class TT-Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class TT-Series 3, as well as any other expenses and liabilities directly attributable to

                  Class TT-Series 3 shares which the Board of Trustees determines should be borne solely by shares of such series;

                  (d) Class TT-Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class TT shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class TT other than Class TT-Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                  (e) Class TT-Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class TT shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class TT other than Class TT-Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                  (f) Class TT-Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class TT shares other than shares of its Series 3, as well as any other expenses and liabilities directly attributable to shares of Class TT other than Class TT-Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                  (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class TT-Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class TT-Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class TT-Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class TT-Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class TT-Series 1 shares;

                  (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class TT-Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class TT-Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class TT-Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class TT-Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class TT-Series 2 shares; and

                  (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class TT-Series 3 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class TT-Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class TT-Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class TT-Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class TT-Series 3 shares;

                  (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class TT-Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class TT-Series 1 shares, such shares shall be entitled to vote, and in such case, Class TT-Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                  (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class TT-Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class TT-Series 2 shares, such shares shall be entitled to vote, and in such case, Class TT-Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                  (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class TT-Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class TT-Series 3 shares, such shares shall be entitled to vote and, in such case, Class TT-Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                  (m) With respect to Class TT-Series 3 shares, the first sentence of Section 5.1B(9) of Galaxy's Declaration of Trust shall not apply, and the following shall apply instead:

                         To the extent of the assets of the Trust legally available for such redemptions, a Shareholder of the Trust shall have the right to require the Trust to redeem his full and fractional Shares of any class out of assets belonging to the classes with the same alphabetical designation as such class at a redemption price equal to the net asset value per Share for such Shares being redeemed next determined after receipt of a request to redeem in proper form as determined by the Trustees, less such deferred sales charge, redemption fee or other charge, if any, as may be fixed by the Trustees, subject to the right of the Trustees to suspend the right of redemption of Shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law.

                  (n) Class TT-Series 3 shares shall be convertible into Class TT-Series 2 shares on the basis of the relative net asset value of the shares converted, and otherwise after such time or times, and upon such conditions and pursuant to such procedures, as shall be determined by the Trustees from time to time in connection with the issuance and sale of such shares.

                  (4) That the foregoing resolutions remain in full force and effect on the date hereof.



                                             /s/ W. Bruce McConnel
                                             ----------------------
                                             W. Bruce McConnel
                                             Secretary

Dated:  May 18, 2001

Subscribed and sworn to before
me this 18 day of May, 2001

/s/ Dorothea A. Natale
----------------------
Dorothea A. Natale
Notary Public